EXHIBIT 99.6
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-14,
                   Asset-Backed Certificates, Series 2005-14

Collateral Analysis  GSAA-05-14                     Total  $ 956,631,699.48



                                       Wtd Avg        Percent of   Wtd Avg            Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High     LTV   Current Balance   Current Balance      GWAC     % MI      FICO       DTI       LTV    % SFD    % PUD
500        524         > 65%              0.00              0.00      0.00     0.00      0.00      0.00      0.00     0.00     0.00
525        549         > 65%              0.00              0.00      0.00     0.00      0.00      0.00      0.00     0.00     0.00
550        574         > 65%              0.00              0.00      0.00     0.00      0.00      0.00      0.00     0.00     0.00
                             -------------------------------------------------------------------------------------------------------
575        599         > 70%        359,650.00             0.04%      5.75        0       598     39.39     79.92      100        0
                             -------------------------------------------------------------------------------------------------------
600        624         > 70%        200,946.43             0.74%     6.499    7.356   620.864    41.697    80.319   69.646    16.88
                             -------------------------------------------------------------------------------------------------------
625        649         > 70%        223,596.63             5.40%     6.517    7.627   640.858    37.718    80.368     64.3   18.531
                             -------------------------------------------------------------------------------------------------------
650        674         > 80%        200,265.77             1.05%     6.704   98.333   662.534    39.254    90.349    56.39   25.389
                             -------------------------------------------------------------------------------------------------------
675        699         > 80%        201,838.71             0.99%     6.437   98.322   687.341    38.089    91.626   52.871   26.165
                             -------------------------------------------------------------------------------------------------------
700        724         > 80%        209,696.25             1.29%     6.664      100   711.566    35.531    90.954   59.168   22.466
                             -------------------------------------------------------------------------------------------------------
725        749         > 85%        180,149.21             0.53%      6.57      100    735.83    39.275    92.182   46.232   34.789
                             -------------------------------------------------------------------------------------------------------
750        774         > 85%        190,506.98             0.62%     6.392      100   760.888     37.09    90.985   73.472   17.042
                             -------------------------------------------------------------------------------------------------------
775        799         > 85%        228,960.31             0.45%     6.439      100   783.548    38.708    90.999   52.622   32.311
                             -------------------------------------------------------------------------------------------------------
800        max         > 85%        288,703.75             0.18%     6.443      100   806.004    36.837        90   39.014    29.35
                             -------------------------------------------------------------------------------------------------------


                       % Owner   % Full   % Ltd   % Stated    % Int
FICO Low   FICO High       Occ      Doc     Doc        Doc     Only
500        524            0.00     0.00    0.00       0.00     0.00
525        549            0.00     0.00    0.00       0.00     0.00
550        574            0.00     0.00    0.00       0.00     0.00
                       -------------------------------------------------------------
575        599             100      100       0          0      100      359,650.00
                       -------------------------------------------------------------
600        624          88.209   52.944       0     40.161   82.345    7,033,124.92
                       -------------------------------------------------------------
625        649          90.455   44.466       0     50.272   88.775   51,650,821.35
                       -------------------------------------------------------------
650        674          78.723   41.259       0     33.515   86.936   10,013,288.63
                       -------------------------------------------------------------
675        699          68.326   21.862       0     45.743    79.83    9,486,419.50
                       -------------------------------------------------------------
700        724          46.211    9.029       0     59.816   88.988   12,372,078.50
                       -------------------------------------------------------------
725        749          43.699   19.813       0     59.198   80.182    5,044,177.74
                       -------------------------------------------------------------
750        774          50.538   17.276       0     51.915   82.767    5,905,716.24
                       -------------------------------------------------------------
775        799          56.295   12.513       0     47.054    88.98    4,350,245.82
                       -------------------------------------------------------------
800        max          53.198    6.801       0     69.351   93.199    1,732,222.51
                       -------------------------------------------------------------




                                     Wtd Avg        Percent of   Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
LTV Low   LTV High     DTI   Current Balance   Current Balance      GWAC   % MI      FICO       DTI       LTV    % SFD    % PUD
                           ----------------------------------------------------------------------------------------------------
60%       64%        > 50%        252,510.61             0.11%     5.623      0    699.69    61.962    61.331   82.179        0
                           ----------------------------------------------------------------------------------------------------
65%       69%        > 50%        264,271.89             0.08%     5.997      0   705.327    54.776     66.95        0    21.64
                           ----------------------------------------------------------------------------------------------------
70%       74%        > 50%              0.00             0.00%      0.00   0.00      0.00      0.00      0.00     0.00     0.00
                           ----------------------------------------------------------------------------------------------------
75%       79%        > 50%        210,609.99             0.11%     5.479      0   686.824    57.239    76.318   41.218   31.243
                           ----------------------------------------------------------------------------------------------------
80%       84%        > 50%        231,747.16             0.61%     6.359      0   702.672    52.116        80   74.424   10.635
                           ----------------------------------------------------------------------------------------------------
85%       89%        > 50%        114,750.00             0.01%     6.375    100       610      56.9        85      100        0
                           ----------------------------------------------------------------------------------------------------
90%       94%        > 50%        196,934.50             0.08%     6.872    100   690.191    58.525        90   71.437        0
                           ----------------------------------------------------------------------------------------------------
95%       99%        > 50%        194,121.50             0.04%     6.221    100   703.557    61.911        95   35.623   64.377
                           ----------------------------------------------------------------------------------------------------
100%      max        > 50%              0.00             0.00%      0.00   0.00      0.00      0.00      0.00     0.00     0.00


                     % Owner   % Full   % Ltd   % Stated    % Int
LTV Low   LTV High       Occ      Doc     Doc        Doc     Only
                     -----------------------------------------------------------
60%       64%            100   47.453       0     52.547   46.533   1,010,042.45
                     -----------------------------------------------------------
65%       69%          21.64   56.957       0     43.043      100     792,815.68
                     -----------------------------------------------------------
70%       74%           0.00     0.00    0.00       0.00     0.00
                     -----------------------------------------------------------
75%       79%         86.273   72.508       0     27.492      100   1,053,049.97
                     -----------------------------------------------------------
80%       84%         77.378   60.516       0     39.484   91.802   5,793,679.05
                     -----------------------------------------------------------
85%       89%              0      100       0          0      100     114,750.00
                     -----------------------------------------------------------
90%       94%         61.212   81.632       0     18.368      100     787,738.00
                     -----------------------------------------------------------
95%       99%         35.623   64.377       0     35.623        0     388,242.99
                     -----------------------------------------------------------
100%      max           0.00     0.00    0.00       0.00     0.00




                                     Wtd Avg        Percent of   Wtd Avg            Wtd Avg   Wtd Avg   Wtd Avg
DTI Low   DTI High    FICO   Current Balance   Current Balance      GWAC     % MI      FICO       DTI       LTV    % SFD    % PUD
20%       24%        < 525              0.00             0.00%      0.00     0.00      0.00      0.00      0.00     0.00     0.00
25%       29%        < 550              0.00             0.00%      0.00     0.00      0.00      0.00      0.00     0.00     0.00
30%       34%        < 575              0.00             0.00%      0.00     0.00      0.00      0.00      0.00     0.00     0.00
                           ------------------------------------------------------------------------------------------------------
35%       39%        < 600        284,825.00             0.06%     5.934        0       598    39.381    78.101   63.135   36.865
                           ------------------------------------------------------------------------------------------------------
40%       44%        < 625        205,972.03             0.24%     6.427    9.887   620.439    41.237    78.253   84.126   15.874
                           ------------------------------------------------------------------------------------------------------
45%       49%        < 650        205,134.11             1.03%      6.55     6.01   634.877    46.615    77.919    70.53   10.605
                           ------------------------------------------------------------------------------------------------------
50%       54%        < 675        206,772.60             0.26%     6.274   11.405    650.91     51.11    77.308   68.353   10.303
                           ------------------------------------------------------------------------------------------------------
55%       max        < 700        220,570.32             0.18%     5.759    25.63   667.315    57.773    70.197   52.753   47.247
                           ------------------------------------------------------------------------------------------------------


                     % Owner   % Full   % Ltd   % Stated    % Int
DTI Low   DTI High       Occ      Doc     Doc        Doc     Only
20%       24%           0.00     0.00    0.00       0.00     0.00
25%       29%           0.00     0.00    0.00       0.00     0.00
30%       34%           0.00     0.00    0.00       0.00     0.00
                     -----------------------------------------------------------
35%       39%         63.135      100       0          0      100     569,650.00
                     -----------------------------------------------------------
40%       44%         81.844   50.529       0     49.471   88.937   2,265,692.32
                     -----------------------------------------------------------
45%       49%         85.399   68.681       0     31.319   81.294   9,846,437.34
                     -----------------------------------------------------------
50%       54%            100   51.537       0     48.463   80.452   2,481,271.20
                     -----------------------------------------------------------
55%       max          81.82   83.565       0     16.435   92.078   1,764,562.57
                     -----------------------------------------------------------



LIMITED AND STATED DOC

                                  Wtd Avg       Percent of  Wtd Avg          Wtd Avg  Wtd Avg  Wtd Avg                  % Owner
FICO Low  FICO High       Current Balance  Current Balance     GWAC    % MI     FICO      DTI      LTV   % SFD   % PUD      Occ
500       524                        0.00            0.00%     0.00    0.00     0.00     0.00     0.00    0.00    0.00     0.00
525       549                        0.00            0.00%     0.00    0.00     0.00     0.00     0.00    0.00    0.00     0.00
550       574                        0.00            0.00%     0.00    0.00     0.00     0.00     0.00    0.00    0.00     0.00
575       599                        0.00            0.00%     0.00    0.00     0.00     0.00     0.00    0.00    0.00     0.00
                     --------------------                  --------------------------------------------------------------------
600       624                  223,410.95            0.37%     6.54       0  622.088   38.026   73.361  75.716  14.649   84.089
                     --------------------                  --------------------------------------------------------------------
625       649                  225,234.81            3.39%     6.47   6.897  640.175   37.136   76.488  68.081  16.308   87.931
                     --------------------                  --------------------------------------------------------------------
650       674                  237,379.65            8.71%     6.46   4.028  663.364   37.555   78.285  59.245  26.291   79.097
                     --------------------                  --------------------------------------------------------------------
675       699                  252,985.15           14.15%      6.4   3.088  687.227    36.08   77.861  65.331  21.032   74.723
                     --------------------                  --------------------------------------------------------------------
700       724                  275,412.68           13.59%     6.35   5.693  711.095   36.199   79.655  61.769  22.208   79.156
                     --------------------                  --------------------------------------------------------------------
725       749                  300,870.56           10.57%     6.31   3.105  736.247   36.441   79.059  57.263  23.876   80.824
                     --------------------                  --------------------------------------------------------------------
750       774                  270,572.66            7.50%     6.25   4.527  761.599   35.803   78.396  62.952  21.386   67.334
                     --------------------                  --------------------------------------------------------------------
775       799                  270,351.31            4.24%     6.29   5.272   784.06   36.183   78.277  62.034  17.733   70.443
                     --------------------                  --------------------------------------------------------------------
800       max                  321,773.02            1.18%     6.32  10.667  805.691   36.648   77.229  48.354   21.21   67.418
                     --------------------                  --------------------------------------------------------------------


                     % Full  % Ltd  % Stated   % Int
FICO Low  FICO High     Doc    Doc       Doc    Only    % CA   % NY    % FL
500       524          0.00   0.00      0.00    0.00    0.00   0.00    0.00
525       549          0.00   0.00      0.00    0.00    0.00   0.00    0.00
550       574          0.00   0.00      0.00    0.00    0.00   0.00    0.00
575       599          0.00   0.00      0.00    0.00    0.00   0.00    0.00
                     -----------------------------------------------------------------------
600       624             0      0       100  97.035  16.719      0  32.978   $3,574,575.16
                     -----------------------------------------------------------------------
625       649             0      0       100   84.07  35.571  0.861  11.891   32,433,812.91
                     -----------------------------------------------------------------------
650       674             0      0       100  90.106  29.906  1.956  11.623   83,320,256.12
                     -----------------------------------------------------------------------
675       699             0      0       100  93.566  33.523  1.018  10.534  135,347,056.66
                     -----------------------------------------------------------------------
700       724             0      0       100  95.627  50.519  0.658   8.289  129,994,786.06
                     -----------------------------------------------------------------------
725       749             0      0       100  96.101  48.734  0.803   6.848  101,092,508.56
                     -----------------------------------------------------------------------
750       774             0      0       100  88.465  51.776  1.176    8.76   71,701,755.24
                     -----------------------------------------------------------------------
775       799             0      0       100  93.104  52.099  0.256   7.067   40,552,696.96
                     -----------------------------------------------------------------------
800       max             0      0       100   90.14  56.512      0   5.698   11,262,055.52
                     -----------------------------------------------------------------------




IO LOANS

                                  Wtd Avg       Percent of  Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg                  % Owner
FICO Low  FICO High       Current Balance  Current Balance     GWAC   % MI     FICO      DTI      LTV   % SFD   % PUD      Occ
500       524                                        0.00%
525       549                        0.00            0.00%     0.00   0.00     0.00     0.00     0.00    0.00    0.00     0.00
550       574                        0.00            0.00%     0.00   0.00     0.00     0.00     0.00    0.00    0.00     0.00
                     ---------------------                 -------------------------------------------------------------------
575       599                  229,875.00            0.05%      5.8      0  597.782   36.529   68.071  78.227       0      100
                     ---------------------                 -------------------------------------------------------------------
600       624                  212,577.36            0.76%     6.35  7.158   620.64   39.577   75.253  68.996  19.359   90.543
                     ---------------------                 -------------------------------------------------------------------
625       649                  246,334.94            6.08%      6.4  5.479  640.047   37.453   75.687  69.419  15.292   88.701
                     ---------------------                 -------------------------------------------------------------------
650       674                  245,013.01           13.93%     6.42  6.406  663.304   38.311   78.179  58.149  28.108   84.919
                     ---------------------                 -------------------------------------------------------------------
675       699                  247,320.28           20.89%     6.37   3.71    687.2   36.946   77.405  61.616  22.675    78.97
                     ---------------------                 -------------------------------------------------------------------
700       724                  266,157.56           17.72%     6.39  6.494  711.078   36.991   79.259  59.017  22.515   78.409
                     ---------------------                 -------------------------------------------------------------------
725       749                  279,883.98           14.13%      6.3  3.362  736.413    36.94   78.078  58.637  24.794   77.478
                     ---------------------                 -------------------------------------------------------------------
750       774                  253,648.60           10.16%     6.25  5.217  761.738   36.493   76.942  61.557   23.11   69.061
                     ---------------------                 -------------------------------------------------------------------
775       799                  256,440.60            6.41%     6.28  6.464  784.393   36.592   77.831  58.784  21.063   68.831
                     ---------------------                 -------------------------------------------------------------------
800       max                  307,643.88            1.83%     6.31  9.206  806.908   36.839   75.662  47.581  25.481   69.108
                     ---------------------                 -------------------------------------------------------------------


                     % Full  % Ltd  % Stated  % Int
FICO Low  FICO High     Doc    Doc       Doc   Only    % CA   % NY    % FL
500       524
525       549          0.00   0.00      0.00   0.00    0.00   0.00    0.00
550       574          0.00   0.00      0.00   0.00    0.00   0.00    0.00
                     ----------------------------------------------------------------------
575       599           100      0         0    100       0      0       0      459,750.00
                     ----------------------------------------------------------------------
600       624        47.536      0    47.991    100  21.416      0  25.062    7,227,630.12
                     ----------------------------------------------------------------------
625       649        46.094      0    46.903    100  26.495  2.389   8.696   58,135,045.34
                     ----------------------------------------------------------------------
650       674        30.008      0    56.327    100  24.993  1.264  10.034  133,287,075.40
                     ----------------------------------------------------------------------
675       699        21.051      0    63.372    100  29.834   0.83   9.632  199,834,783.67
                     ----------------------------------------------------------------------
700       724        13.972      0    73.321    100  42.497   1.11   9.073  169,542,368.00
                     ----------------------------------------------------------------------
725       749        17.414      0    71.866    100  41.662   1.28   9.066  135,183,961.75
                     ----------------------------------------------------------------------
750       774        19.501      0    65.294    100  42.855  0.385   8.209   97,147,413.92
                     ----------------------------------------------------------------------
775       799        25.651      0    61.603    100  38.795  2.018   7.463   61,289,304.32
                     ----------------------------------------------------------------------
800       max        20.825      0    57.891    100  43.672  3.427   4.761   17,535,701.16
                     ----------------------------------------------------------------------

GSAA0514
30CPR / 100% Servicer Advancing
6 month Lag
40% Loss Severity
Triggers failing from month 1
Run to Maturity
Using Static Libor

---------------------------------
Index                       Rate
---------------------------------
LIBOR_1MO                 4.0900
LIBOR_6MO                 4.5100
LIBOR_1YR                 4.7700
CMT_1YR                   4.3300
---------------------------------


----------------------------------------------------------------------------------------------------------------------------------
RATING SNP/MOODYs                                AA+/Aa1                  AA/Aa2                  AA/Aa3                   AA/A1
----------------------------------------------------------------------------------------------------------------------------------
                                                      M1                      M2                      M3                      M4
==================================================================================================================================
Default                                         8.04 CDR                7.04 CDR                6.50 CDR                5.96 CDR
WAL for Princ Pmts                                 10.99                   13.00                   14.46                   14.63
Principal Window                           Sep14 - Oct35           Sep16 - Oct35           Mar18 - Oct35           Apr18 - Oct35
Principal Writedown                     11,482.98 (0.06%)       12,766.79 (0.15%)       26,370.03 (0.55%)       12,459.86 (0.26%)
Total Collat Loss (Tranche Life)    72,822,525.37 (7.65%)   65,046,441.60 (6.84%)   60,716,059.84 (6.38%)   56,289,632.04 (5.92%)
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
RATING SNP/MOODYs                                 AA-/A2                    A/A3                 A-/Baa1                BBB/Baa3
---------------------------------------------------------------------------------------------------------------------------------
                                                      M5                      M6                      B1                      B2
=================================================================================================================================
Default                                         5.44 CDR                4.91 CDR                4.34 CDR                3.80 CDR
WAL for Princ Pmts                                 14.85                   15.03                   15.18                   15.39
Principal Window                           Jul18 - Oct35           Sep18 - Oct35           Oct18 - Oct35           Dec18 - Oct35
Principal Writedown                     79,784.10 (1.68%)       47,468.18 (1.00%)       30,351.75 (0.64%)       98,928.90 (2.08%)
Total Collat Loss (Tranche Life)    51,933,333.00 (5.46%)   47,395,364.06 (4.98%)   42,400,796.87 (4.46%)   37,556,157.78 (3.95%)
---------------------------------------------------------------------------------------------------------------------------------



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


Goldman Sachs                    GSAA-05 14
==============================================================================

---------------------------------------
Stats
---------------------------------------
Count: 3425
Schedule Balance: $880,010,983.68
AverageSched Bal: $256,937.51
GrossWAC: 6.350
NetWAC: 6.057
OTERM: 360
RTERM: 358
ATERM: 0
AGE: 2
First CAP: 4.426
Periodic CAP: 1.573
MAXRATE: 11.918
MINRATE: 2.522
MTR: 44.492
MARGIN: 2.386
DTI: 37.135
OLTV: 77.788
COLTV: 89.492
FICO: 709.425
---------------------------------------

-------------------------------------------
Current Rate                        Percent
-------------------------------------------
3.501 - 4.000                          0.02
4.001 - 4.500                          0.09
4.501 - 5.000                          0.97
5.001 - 5.500                          5.63
5.501 - 6.000                         22.69
6.001 - 6.500                         40.67
6.501 - 7.000                         20.75
7.001 - 7.500                          7.17
7.501 - 8.000                          1.55
8.001 - 8.500                          0.40
8.501 - 9.000                          0.06
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Scheduled Balance                   Percent
-------------------------------------------
0.01 - 50,000.00                       0.06
50,000.01 - 100,000.00                 1.96
100,000.01 - 150,000.00                8.39
150,000.01 - 200,000.00               12.92
200,000.01 - 250,000.00               13.48
250,000.01 - 275,000.00                6.70
275,000.01 - 350,000.00               17.84
350,000.01 - 400,000.00               10.50
400,000.01 - 450,000.00                7.09
450,000.01 - 500,000.00                6.10
500,000.01 - 550,000.00                4.03
550,000.01 - 600,000.00                2.96
600,000.01 - 750,000.00                4.88
750,000.01 - 850,000.00                0.90
850,000.01 - 950,000.00                0.71
950,000.01 - 1,000,000.00              0.78
1,000,000.01 - 1,250,000.00            0.38
1,250,000.01 - 1,500,000.00            0.32
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Original Term                       Percent
-------------------------------------------
180                                    0.13
360                                   99.87
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
RemTerm                             Percent
-------------------------------------------
176.000                                0.05
177.000                                0.02
179.000                                0.05
350.000                                0.10
351.000                                0.09
352.000                                0.38
353.000                                0.49
354.000                                0.73
355.000                                2.43
356.000                                7.61
357.000                               18.74
358.000                               22.43
359.000                               36.32
360.000                               10.54
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Am WAM                              Percent
-------------------------------------------
0.000 - 59.999                       100.00
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Age                                 Percent
-------------------------------------------
0                                     10.54
1                                     36.37
2                                     22.43
3                                     18.76
4                                      7.67
5                                      2.43
6                                      0.73
7                                      0.49
8                                      0.38
9                                      0.09
10                                     0.10
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
States                              Percent
-------------------------------------------
CA                                    35.38
FL                                     9.19
GA                                     4.83
VA                                     8.20
AZ                                     5.32
NJ                                     5.89
NV                                     3.59
MD                                     3.73
MN                                     2.25
CO                                     2.38
Other                                 19.24
-------------------------------------------
Total:                               100.00
-------------------------------------------


-------------------------------------------
Original LTV                        Percent
-------------------------------------------
0.001 - 50.000                         1.99
50.001 - 60.000                        2.45
60.001 - 70.000                        7.40
70.001 - 75.000                        5.43
75.001 - 80.000                       77.46
80.001 - 85.000                        0.46
85.001 - 90.000                        3.43
90.001 - 95.000                        1.36
95.001 - 100.000                       0.02
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Combined LTV                        Percent
-------------------------------------------
0.001 - 50.000                         1.95
50.001 - 60.000                        2.24
60.001 - 70.000                        4.45
70.001 - 75.000                        3.21
75.001 - 80.000                       18.15
80.001 - 85.000                        1.57
85.001 - 90.000                       13.76
90.001 - 95.000                       12.82
95.001 - 100.000                      41.85
-------------------------------------------
Total:                               100.00
-------------------------------------------


-------------------------------------------
FICO                                Percent
-------------------------------------------
0.000 - 19.999                         0.04
580.000 - 599.999                      0.05
600.000 - 619.999                      0.15
620.000 - 639.999                      3.08
640.000 - 659.999                      8.67
660.000 - 679.999                     14.83
680.000 - 699.999                     18.55
700.000 - 719.999                     15.93
720.000 - 739.999                     13.04
740.000 - 759.999                     10.18
760.000 - 779.999                      8.44
780.000 - 799.999                      5.04
800.000 - 819.999                      1.99
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
PMI                                 Percent
-------------------------------------------
GEMICO                                 0.68
MORTGAGE GUARANTY INSURANCE CO         0.45
OLTV <= 80 - NO MI                    94.73
OLTV > 80 - NO MI                      0.06
PMI MORTGAGE INSURANCE CO              2.04
RADIAN                                 0.39
REPUBLIC MORTGAGE INSUANCE CO          0.73
TRIAD                                  0.11
UGIC                                   0.80
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Property Type                       Percent
-------------------------------------------
2-4 FAMILY                             4.51
CONDO                                 11.92
PUD                                   23.27
SINGLE FAMILY                         60.23
TOWNHOUSE                              0.07
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Occupancy Code                      Percent
-------------------------------------------
NON OWNER                             17.24
OWNER OCCUPIED                        78.25
SECOND HOME                            4.51
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Purpose                             Percent
-------------------------------------------
CASHOUT REFI                          16.85
PURCHASE                              75.60
RATE/TERM REFI                         7.55
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Documentation Type                  Percent
-------------------------------------------
FULL/ALT                              22.56
NO DOC                                13.21
NO RATIO                               5.91
SISA                                  48.52
SIVA                                   9.80
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Interest Only                       Percent
-------------------------------------------
Y                                    100.00
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Interest Only Term                  Percent
-------------------------------------------
24.000                                 0.15
36.000                                 5.04
60.000                                 9.49
66.000                                 0.02
84.000                                 1.58
120.000                               83.72
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Silent                              Percent
-------------------------------------------
N                                     34.43
Y                                     65.57
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Prepay Flag                         Percent
-------------------------------------------
N                                     73.94
Y                                     26.06
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Prepay Term                         Percent
-------------------------------------------
0.000                                 73.94
3.000                                  0.02
6.000                                  1.83
12.000                                 1.13
20.000                                 0.03
24.000                                 1.82
36.000                                20.54
42.000                                 0.14
60.000                                 0.55
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
DTI                                 Percent
-------------------------------------------
<= 0.000                              21.79
0.001 - 10.000                         0.16
10.001 - 20.000                        1.75
20.001 - 30.000                        9.34
30.001 - 40.000                       39.87
40.001 - 50.000                       25.75
50.001 - 60.000                        1.14
60.001 - 70.000                        0.13
70.001 - 80.000                        0.08
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Conforming                          Percent
-------------------------------------------
CONFORMING                            66.28
NON CONFORMING                        33.72
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Arm Index                           Percent
-------------------------------------------
1 YEAR CMT                             0.25
1 YEAR LIBOR                          30.77
6 MONTH LIBOR                         68.98
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Margins                             Percent
-------------------------------------------
1.501 - 2.000                          0.02
2.001 - 2.500                         82.78
2.501 - 3.000                         14.79
3.001 - 3.500                          1.65
3.501 - 4.000                          0.28
4.001 - 4.500                          0.12
4.501 - 5.000                          0.35
5.001 - 5.500                          0.02
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
First Adjustment Cap                Percent
-------------------------------------------
1.000                                  1.33
1.500                                  0.16
2.000                                 13.29
2.995                                  0.04
3.000                                 15.99
4.000                                  0.16
4.950                                  0.02
5.000                                 48.49
5.025                                  0.01
5.625                                  0.04
5.875                                  0.05
5.995                                  0.03
6.000                                 20.40
-------------------------------------------
Total:                               100.00
-------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumpti regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Nov 7, 2005 13:05                   Page 1 of 2

Goldman Sachs                    GSAA-05 14
==============================================================================

-------------------------------------------
Periodic Cap                        Percent
-------------------------------------------
1.000                                 43.35
1.500                                  0.21
2.000                                 56.22
3.000                                  0.03
5.875                                  0.03
6.000                                  0.16
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Max Rate                            Percent
-------------------------------------------
9.501 - 10.000                         0.19
10.001 - 10.500                        1.90
10.501 - 11.000                        9.46
11.001 - 11.500                       20.28
11.501 - 12.000                       26.19
12.001 - 12.500                       28.16
12.501 - 13.000                        9.44
13.001 - 13.500                        2.72
13.501 - 14.000                        0.94
14.001 - 14.500                        0.52
14.501 - 15.000                        0.08
15.001 >=                              0.13
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Floor Rate                          Percent
-------------------------------------------
2.001 - 2.500                         78.46
2.501 - 3.000                         14.73
3.001 - 3.500                          1.96
3.501 - 4.000                          0.81
4.001 - 4.500                          0.94
4.501 - 5.000                          0.79
5.001 - 5.500                          0.13
5.501 - 6.000                          0.54
6.001 - 6.500                          0.58
6.501 - 7.000                          0.84
7.001 >=                               0.22
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Months To Roll                      Percent
-------------------------------------------
1.                                     0.11
2.                                     0.30
3.                                     0.88
4.                                     0.31
5.                                     0.51
6.                                     0.30
8.                                     0.32
9.                                     0.14
10.                                    1.21
11.                                    7.05
12.                                    0.29
14.                                    0.04
17.                                    0.03
18.                                    0.04
20.                                    0.34
21.                                    0.63
22.                                    0.58
23.                                    3.39
24.                                    0.78
26.                                    0.02
27.                                    0.04
28.                                    0.29
29.                                    0.13
30.                                    0.39
31.                                    0.89
32.                                    1.80
33.                                    2.63
34.                                    6.14
35.                                   13.18
36.                                    2.56
48.                                    0.01
50.                                    0.04
52.                                    0.10
53.                                    0.33
54.                                    0.06
55.                                    1.36
56.                                    3.86
57.                                    5.94
58.                                   17.30
59.                                   16.22
60.                                    6.71
61.                                    0.02
80.                                    0.05
81.                                    0.07
82.                                    1.79
83.                                    0.49
84.                                    0.17
118.                                   0.08
119.                                   0.09
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Number of Units                     Percent
-------------------------------------------
1                                     95.79
2                                      2.95
3                                      0.50
4                                      0.77
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Product Type                         Percent
-------------------------------------------
1 YEAR ARM                             9.02
10 YEAR ARM                            0.17
2 YEAR ARM                             5.90
3 YEAR ARM                            27.99
5 YEAR ARM                            51.95
6 MONTH ARM                            2.40
7 YEAR ARM                             2.57
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Self Employment Flag                Percent
-------------------------------------------
N                                     83.59
Y                                     16.41
Total:                               100.00
-------------------------------------------

-------------------------------------------
Originator                          Percent
-------------------------------------------
COUNTRYWIDE                            3.04
GOLDMAN MORTGAGE CO                   46.66
GREENPOINT                            26.51
NATCITY                                7.70
SUNTRUST                              16.10
-------------------------------------------
Total:                               100.00
-------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumpti regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Nov 7, 2005 13:05                   Page 2 of 2

Goldman Sachs                    GSAA-05 14
==============================================================================

---------------------------------------
Stats
---------------------------------------
Count: 919
Schedule Balance: $173,053,405.34
AverageSched Bal: $188,306.21
GrossWAC: 6.588
NetWAC: 6.270
OTERM: 359
RTERM: 357
ATERM: 358
AGE: 2
First CAP: 4.759
Periodic CAP: 1.799
MAXRATE: 12.087
MINRATE: 2.531
MTR: 49.190
MARGIN: 2.443
DTI: 35.201
OLTV: 76.967
COLTV: 84.473
FICO: 722.222
---------------------------------------

-------------------------------------------
Current Rate                        Percent
-------------------------------------------
4.501 - 5.000                          0.18
5.001 - 5.500                          5.82
5.501 - 6.000                         11.47
6.001 - 6.500                         31.38
6.501 - 7.000                         30.95
7.001 - 7.500                         15.26
7.501 - 8.000                          4.20
8.001 - 8.500                          0.50
8.501 - 9.000                          0.23
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Scheduled Balance                   Percent
-------------------------------------------
0.01 - 50,000.00                       0.33
50,000.01 - 100,000.00                 6.75
100,000.01 - 150,000.00               17.92
150,000.01 - 200,000.00               19.67
200,000.01 - 250,000.00               15.51
250,000.01 - 275,000.00                7.86
275,000.01 - 350,000.00               14.46
350,000.01 - 400,000.00                8.13
400,000.01 - 450,000.00                2.98
450,000.01 - 500,000.00                1.65
500,000.01 - 550,000.00                0.30
550,000.01 - 600,000.00                0.69
600,000.01 - 750,000.00                1.48
750,000.01 - 850,000.00                0.44
950,000.01 - 1,000,000.00              1.13
1,000,000.01 - 1,250,000.00            0.69
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Original Term                       Percent
-------------------------------------------
180                                    0.38
360                                   99.62
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
RemTerm                             Percent
-------------------------------------------
176.000                                0.26
177.000                                0.12
350.000                                0.16
351.000                                0.64
352.000                                0.14
353.000                                0.28
354.000                                0.94
355.000                                1.88
356.000                               10.61
357.000                               28.24
358.000                               29.54
359.000                               17.92
360.000                                9.25
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Am WAM                              Percent
-------------------------------------------
0.000 - 59.999                        87.67
300.000 - 359.999                     10.17
360.000 >=                             2.16
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Age                                 Percent
-------------------------------------------
0                                      9.25
1                                     17.92
2                                     29.54
3                                     28.36
4                                     10.87
5                                      1.88
6                                      0.94
7                                      0.28
8                                      0.14
9                                      0.64
10                                     0.16
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
States                              Percent
-------------------------------------------
FL                                    16.87
CA                                    21.51
GA                                     6.79
AZ                                     8.26
VA                                     6.86
MN                                     5.14
SC                                     2.58
TX                                     2.12
NV                                     3.50
OR                                     2.61
Other                                 23.75
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Original LTV                        Percent
-------------------------------------------
0.001 - 50.000                         2.97
50.001 - 60.000                        3.60
60.001 - 70.000                       12.69
70.001 - 75.000                        6.26
75.001 - 80.000                       64.05
80.001 - 85.000                        0.53
85.001 - 90.000                        9.49
90.001 - 95.000                        0.42
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Combined LTV                        Percent
-------------------------------------------
0.001 - 50.000                         2.97
50.001 - 60.000                        3.44
60.001 - 70.000                        8.69
70.001 - 75.000                        4.16
75.001 - 80.000                       23.77
80.001 - 85.000                        1.52
85.001 - 90.000                       26.06
90.001 - 95.000                       13.35
95.001 - 100.000                      16.05
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
FICO                                Percent
-------------------------------------------
600.000 - 619.999                      0.07
620.000 - 639.999                      1.26
640.000 - 659.999                      4.21
660.000 - 679.999                     11.26
680.000 - 699.999                     18.53
700.000 - 719.999                     14.76
720.000 - 739.999                     13.51
740.000 - 759.999                     12.49
760.000 - 779.999                     13.24
780.000 - 799.999                      7.65
800.000 - 819.999                      3.03
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
PMI                                 Percent
-------------------------------------------
GEMICO                                 1.26
MORTGAGE GUARANTY INSURANCE CO         0.63
OLTV <= 80 - NO MI                    89.56
OLTV > 80 - NO MI                      0.09
PMI MORTGAGE INSURANCE CO              4.89
RADIAN                                 0.49
REPUBLIC MORTGAGE INSUANCE CO          1.06
UGIC                                   2.00
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Property Type                       Percent
-------------------------------------------
2-4 FAMILY                            15.19
CONDO                                 11.92
PUD                                   19.17
SINGLE FAMILY                         53.56
TOWNHOUSE                              0.16
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Occupancy Code                      Percent
-------------------------------------------
NON OWNER                            100.00
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Purpose                             Percent
-------------------------------------------
CASHOUT REFI                          13.41
PURCHASE                              82.06
RATE/TERM REFI                         4.53
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Documentation Type                  Percent
-------------------------------------------
FULL/ALT                              24.34
NO DOC                                 9.84
NO RATIO                              11.27
SISA                                  37.98
SIVA                                  16.57
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Interest Only                       Percent
-------------------------------------------
N                                     12.33
Y                                     87.67
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Interest Only Term                  Percent
-------------------------------------------
0.000                                 12.33
36.000                                 4.34
60.000                                10.19
84.000                                 1.16
120.000                               71.99
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Silent                              Percent
-------------------------------------------
N                                     52.60
Y                                     47.40
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Prepay Flag                         Percent
-------------------------------------------
N                                     72.27
Y                                     27.73
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Prepay Term                         Percent
-------------------------------------------
0.000                                 72.27
4.000                                  0.37
6.000                                  1.12
12.000                                 0.89
24.000                                 3.39
36.000                                21.49
42.000                                 0.05
60.000                                 0.41
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
DTI                                 Percent
-------------------------------------------
<= 0.000                              23.39
0.001 - 10.000                         0.69
10.001 - 20.000                        5.88
20.001 - 30.000                       11.68
30.001 - 40.000                       34.58
40.001 - 50.000                       21.80
50.001 - 60.000                        1.63
60.001 - 70.000                        0.17
70.001 - 80.000                        0.18
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Conforming                          Percent
-------------------------------------------
CONFORMING                            89.19
NON CONFORMING                        10.81
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Arm Index                           Percent
-------------------------------------------
1 YEAR CMT                             0.06
1 YEAR LIBOR                          47.05
6 MONTH LIBOR                         52.90
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Margins                             Percent
-------------------------------------------
2.001 - 2.500                         70.56
2.501 - 3.000                         24.75
3.001 - 3.500                          3.81
3.501 - 4.000                          0.21
4.001 - 4.500                          0.25
4.501 - 5.000                          0.31
5.001 - 5.500                          0.11
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
First Adjustment Cap                Percent
-------------------------------------------
2.000                                 12.87
2.995                                  0.18
3.000                                  6.74
4.000                                  0.12
5.000                                 51.46
5.025                                  0.07
5.875                                  0.25
6.000                                 28.29
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Periodic Cap                        Percent
-------------------------------------------
1.000                                 23.95
2.000                                 74.97
3.000                                  0.14
5.875                                  0.15
6.000                                  0.78
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Max Rate                            Percent
-------------------------------------------
10.001 - 10.500                        2.66
10.501 - 11.000                        3.56
11.001 - 11.500                       18.98
11.501 - 12.000                       29.51
12.001 - 12.500                       24.52
12.501 - 13.000                       10.19
13.001 - 13.500                        5.33
13.501 - 14.000                        3.79
14.001 - 14.500                        0.72
14.501 - 15.000                        0.10
15.001 >=                              0.64
-------------------------------------------
Total:                               100.00
-------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumpti regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
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                               Nov 7, 2005 13:07                   Page 1 of 2

Goldman Sachs                    GSAA-05 14
==============================================================================

-------------------------------------------
Floor Rate                          Percent
-------------------------------------------
2.001 - 2.500                         68.29
2.501 - 3.000                         24.74
3.001 - 3.500                          3.58
3.501 - 4.000                          0.46
4.001 - 4.500                          0.81
4.501 - 5.000                          0.38
5.001 - 5.500                          0.39
5.501 - 6.000                          0.19
6.001 - 6.500                          0.09
6.501 - 7.000                          0.56
7.001 >=                               0.51
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Months To Roll                      Percent
-------------------------------------------
2.                                     0.20
3.                                     1.00
4.                                     0.11
6.                                     0.73
9.                                     0.03
10.                                    3.86
11.                                    5.24
12.                                    0.16
15.                                    0.25
18.                                    0.23
20.                                    0.54
21.                                    0.25
22.                                    0.13
23.                                    0.43
24.                                    0.28
27.                                    0.12
28.                                    0.14
29.                                    0.10
30.                                    0.50
31.                                    0.53
32.                                    1.99
33.                                    2.07
34.                                    4.18
35.                                    1.59
36.                                    0.44
46.                                    0.04
50.                                    0.16
51.                                    0.05
53.                                    0.18
55.                                    1.21
56.                                    5.82
57.                                   10.33
58.                                   25.58
59.                                   22.18
60.                                    8.19
80.                                    0.26
82.                                    0.90
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Number of Units                     Percent
-------------------------------------------
1                                     85.09
2                                      8.53
3                                      1.39
4                                      4.99
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Product Type                        Percent
-------------------------------------------
1 YEAR ARM                             9.28
2 YEAR ARM                             2.38
3 YEAR ARM                            11.46
5 YEAR ARM                            73.68
6 MONTH ARM                            2.04
7 YEAR ARM                             1.16
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Self Employment Flag                 Percent
-------------------------------------------
N                                     76.89
Y                                     23.11
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Originator                           Percent
-------------------------------------------
COUNTRYWIDE                            1.88
GOLDMAN MORTGAGE CO                   50.29
GREENPOINT                            10.18
NATCITY                                7.16
SUNTRUST                              30.49
-------------------------------------------
Total:                               100.00
-------------------------------------------


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action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumpti regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
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                              Nov 7, 2005 13:07                    Page 2 of 2